SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009
ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.)

Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)		46285 (Zip Code)
Registrant’s telephone number, including area code: (317) 276-2000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 29, 2009, we issued a press release announcing our results of operations for the quarter and fiscal year ended December 31, 2008, including, among other things, an income statement for those periods. In addition, on the same day we held a teleconference for analysts and media to discuss those results. The teleconference was web cast on our web site. The press release and related financial statements are attached to this Form 8-K as Exhibit 99.1.
For the fourth quarter and full year 2008, the press release attached as Exhibit 99.1 includes an adjusted pro forma presentation of our results. We use non-GAAP financial measures, such as pro forma non-GAAP net income and pro forma non-GAAP earnings per share, that differ from financial statements reported in conformity to U.S. generally accepted accounting principles (“GAAP”). In the press release attached as Exhibit 99.1, we used non-GAAP financial measures in comparing the financial results for the fourth quarter and full year 2008 with the same periods of 2007. Those measures include net sales, operating income, income before taxes, income taxes, effective tax rate, net income, and earnings per share adjusted to exclude the effect of the following items (described in more detail in the press release attached as Exhibit 99.1):
•	The following items in the fourth quarter of 2008:
•	Charges related to the acquisition of ImClone Systems, including in-process research and development, as well as ImClone operating results subsequent to the acquisition, incremental interest costs and amortization of the intangible asset associated with Erbitux®.

•	Asset impairments, restructuring and other special charges.

•	A tax benefit based upon the determination at final resolution of the agreement that a portion of the EDPA settlement charge, taken in the third quarter of 2008, is tax deductible.
•	The following items in the third quarter of 2008:
•	Charges related to Zyprexa investigations with the U.S. Attorney for the Eastern District of Pennsylvania, as well as the resolution of a multi-state investigation regarding Zyprexa involving 32 states and the District of Columbia.

•	Asset impairments and restructuring primarily driven by the sale of its Greenfield, Indiana site.

•	Acquired in-process research and development associated with the SGX acquisition.
•	The following items in the second quarter of 2008:
•	Restructuring (exit costs) and other special charges, primarily associated with previously-announced strategic exit activities related to manufacturing operations.

•	Asset impairments associated with certain manufacturing operations (included in cost of sales).

•	In-process research and development (IPR&D) charges associated with the licensing arrangement with TransPharma Medical Ltd.
•	The following items in the first quarter of 2008:
•	A tax benefit from resolution of a substantial portion of an IRS audit of the company’s federal income tax returns for the years 2001 to 2004.

•	Asset impairments, restructuring (exit costs), and other special charges primarily related to the decision to terminate the development of the company’s AIR Insulin program.

•	In-process research and development charges associated with an in-licensing transaction with BioMS Medical.
•	The following charges in the fourth quarter of 2007:
▪	Acquired in-process research and development charges for compounds acquired from Macrogenics and Glenmark.

▪	Asset impairments and restructuring and other special charges related to previously announced site closures and Zyprexa product liability.
•	A charge for a reduction in our expected product liability insurance recoveries in the third quarter of 2007.

•	In-process research and development charges associated with the acquisitions of Hypnion, Inc. and Ivy Animal Health, Inc. in the second quarter of 2007.

•	The following charges in the first quarter of 2007:
▪	Restructuring charges associated with previously announced manufacturing decisions.

▪	Acquired in-process research and development charges associated with the acquisition of ICOS Corporation (which closed on January 29, 2007) and an in-licensing transaction with OSI Pharmaceuticals.
In addition, the pro forma non-GAAP presentation assumes that the acquisition of ICOS was completed on January 1, 2007, and includes adjustments to the full year of 2007 for the ICOS acquisition.
In the press release attached as Exhibit 99.1, we also confirmed financial expectations for 2009. In addition to providing earnings per share expectations on a GAAP basis, we provided earnings per share expectations on an pro forma non-GAAP basis. In order to provide additional insight into the earnings-per-share growth comparison between 2008 results and expected 2009 results, we:

•	Adjusted 2008 earnings per share for the 2008 items described above

•	Present 2008 as if the ImClone acquisition were completed on January 1, 2008

•	Show the anticipated dilutive impact in 2009 of the ImClone acquisition
The items that we exclude when we provide non-GAAP results or expectations are typically highly variable, difficult to predict, and of a size that could have a substantial impact on our reported operations for a period. We believe that these non-GAAP measures provide useful information to investors. Among other things, they may help investors evaluate our ongoing operations. They can assist in making meaningful period-over-period comparisons and in identifying operating trends that would otherwise be masked or distorted by the items subject to the adjustments. Management uses these non-GAAP measures internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets.
Investors should consider these non-GAAP measures in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. For the reasons described above for use of non-GAAP measures, our prospective earnings guidance is subject to adjustment for certain future matters, similar to those identified above, as to which prospective quantification generally is not feasible.
In accordance with GAAP, we have provided pro forma results in order to help investors make meaningful comparisons of 2008 to 2007 results and 2009 expectations and identify underlying operating trends that might otherwise be masked by the inclusion of ICOS results in a part of 2007 or ImClone results in a part of 2008.
The information in this Item 2.02 and the press release attached as Exhibit 99.1 are considered furnished to the Commission and are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated January 29, 2009, together with related attachments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)
By:	/s/ Arnold C. Hanish
Name:	Arnold C. Hanish
Title:	Vice President and Chief Accounting Officer

Dated: January 29, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated January 29, 2009, together with related attachments.